                                                               EXHIBIT 10.19(A)

                                PROMISSORY NOTE

--------------------------------------------------------------------------------------------------
  PRINCIPAL     LOAN DATE   MATURITY    LOAN NO    CALL   COLLATERAL   ACCOUNT   OFFICER   INITIALS
$3,400,000.00  04-13-2000  10-10-2000  0400706081  016      1111       120144      019
--------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------------------------

BORROWER: FAFCO, INC.              LENDER: BUTTE COMMUNITY BANK
          2690 MIDDLEFIELD ROAD            CHICO OFFICE
          REDWOOD CITY, CA 94063           2041 FOREST AVE
                                           CHICO, CA 95928

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT:                      INTEREST RATE:              DATE OF NOTE:
 $3,400,000.00                             9.050%                 APRIL 13, 2000

PROMISE TO PAY. FAFCO, INC. ("BORROWER") PROMISES TO PAY TO BUTTE COMMUNITY BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF THREE MILLION FOUR HUNDRED THOUSAND & 00/100 DOLLARS ($3,400,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST AT THE RATE OF 9.050% ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON OCTOBER 10, 2000. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING MAY 10, 2000, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $50.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $5.00, WHICHEVER IS GREATER.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF BUTTE COUNTY, THE STATE OF CALIFORNIA. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $10.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

COLLATERAL. Borrower acknowledges this Note is secured by a Deed of Trust dated April 13, 2000, to a trustee in favor of Lender on real property located in BUTTE County, State of California. That agreement contains the following due on sale provision: Lender may, at its option, declare immediately due and payable all sums secured by this Note upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property Interest. If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of Trustor. However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

FAFCO, INC.

COPY


BY: ----------------------------------------
    FREEMAN A. FORD, PRESIDENT

                          CONSTRUCTION LOAN AGREEMENT

PRINCIPAL       LOAN DATE    MATURITY      LOAN NO     CALL   COLLATERAL   ACCOUNT   OFFICER   INITIALS
$3,400,000.00   04-13-2000   10-10-2000   0400706081   016       1111       120144      019

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: FAFCO, INC.                               LENDER: BUTTE COMMUNITY BANK
          2690 MIDDLEFIELD ROAD                             CHICO OFFICE
          REDWOOD CITY, CA 94063                            2041 FOREST AVE
                                                            CHICO, CA 95928

================================================================================

THIS CONSTRUCTION LOAN AGREEMENT BETWEEN FAFCO, INC. ("BORROWER") AND BUTTE COMMUNITY BANK ("LENDER") IS MADE AND EXECUTED ON THE FOLLOWING TERMS AND CONDITIONS. BORROWER HAS APPLIED TO LENDER FOR LOANS IN THE TOTAL PRINCIPAL AMOUNT OF U.S. $3,400,000.00 IN ORDER TO CONSTRUCT THE IMPROVEMENTS ON THE REAL PROPERTY DESCRIBED BELOW. LENDER IS WILLING TO LEND THE LOAN AMOUNT TO BORROWER SOLELY UNDER THE TERMS AND CONDITIONS SPECIFIED IN THIS AGREEMENT AND IN THE RELATED DOCUMENTS, TO EACH OF WHICH BORROWER AGREES. BORROWER UNDERSTANDS AND AGREES THAT: (a) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS
RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS AS SET FORTH IN THIS AGREEMENT, AND (b) ALL SUCH LOANS SHALL BE AND REMAIN SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of April 13, 2000 and shall continue thereafter until all Indebtedness has been paid in full and all other obligations of Borrower hereunder have been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT. The word "Agreement" means this Construction Loan Agreement, as this Construction Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Construction Loan Agreement from time to time.

     ARCHITECTURE CONTRACT. The words "Architecture Contract" mean the architect's contract relating to the Project, if any.

     BORROWER. The word "Borrower" means each and every person or entity signing the Note, including without limitation FAFCO, INC.

     COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     COMMENCEMENT DATE. The words "Commencement Date" mean April 15, 2000.

     COMPLETION DATE. The words "Completion Date" mean October 10, 2000.

     COMPLETION GUARANTY. The words "Completion Guaranty" mean the Guaranty of Completion and Performance of the construction of the Project executed and delivered by CENTRAL DEVELOPMENT, INC. to and for the benefit of Lender.

     CONSTRUCTION CONTRACT. The words "Construction Contract" mean and include the contract between Borrower and CENTRAL DEVELOPMENT, INC., the general contractor for the Project, (General Contractor), and any subcontracts with subcontractors, materialmen, laborers, or any other person or entity for performance of work on the Project or the delivery of materials to the Project.

     CONTRACTOR. The word "Contractor" means CENTRAL DEVELOPMENT, INC., the General Contractor for the Project.

     EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

     GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the indebtedness, including without limitation all Borrowers granting such a Security Interest.

     GUARANTOR. The word "Guarantor" means and includes without limitation all guarantors, sureties, and accommodation parties, including without limitation all guarantors under the Completion Guaranty.

     IMPROVEMENTS. The word "Improvements" means and includes without limitation all existing and future buildings, structures, facilities, fixtures, additions, and similar construction on the Property.

     INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

     LENDER. The word "Lender" means BUTTE COMMUNITY BANK, its successors and assigns.

     LOAN. The word "Loan" means the loan made to Borrower under this Agreement and the Related Documents as described below.

     LOAN FUND. The words "Loan Fund" mean the undisbursed proceeds of the Loan under this Agreement together with any equity funds or other deposits required from Borrower under this Agreement.

     NOTE. The word "Note" means the promissory note or credit agreement dated April 13, 2000, IN THE ORIGINAL PRINCIPAL AMOUNT OF $3,400,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

     PLANS AND SPECIFICATIONS. The words "Plans and Specifications" mean the plans and specifications for the Project which have been submitted to and initialed by Lender, together with such changes and additions as may be approved by Lender in writing.

     PROJECT. The word "Project" means the construction and completion of all Improvements contemplated by this Agreement, including without limitation the erection of the building or structure, installation of equipment and fixtures, landscaping, and all other work necessary to make the Property usable and complete for the intended purposes. The Project includes the following work:

          CONSTRUCT A 50,000 SQUARE FOOT COMMERCIAL BUILDING

     PROJECT DOCUMENTS. The words "Project Documents" means the Plans and Specifications, all studies, data and drawings relating to the Project, whether prepared by or for Borrower, the Construction Contract, the Architecture Contract, and all other contracts and agreements relating to the Project or the construction of the Improvements.

     PROPERTY. The word "Property" means the Real Property together with all Improvements, all equipment, fixtures, and other articles of personal property now or subsequently attached or affixed to the real property, together with all accessions, parts, and additions to, all replacements of, and all substitutions for any of such property, and all proceeds (including insurance proceeds and refunds of premiums) from any sale or other disposition of such property.

     REAL PROPERTY. The words "Real Property" mean the real property located in BUTTE COUNTY, STATE OF CALIFORNIA, and legally described as:

          SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

     The Real Property or its address is commonly known as 435 OTTERSON DRIVE, CHICO, CA 95928. The property tax identification number for the Real Property is 039-060-108.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

04-13-2000                CONSTRUCTION LOAN AGREEMENT                     PAGE 2
LOAN NO 0400706081                (CONTINUED)
================================================================================

     VALUE. The word "value" means such amount or worth as defined and determined by Lender in its sole discretion unless agreed to the contrary by Lender in writing.

LOAN. The Loan shall be in an amount not to exceed the principal sum of U.S. $3,400,000.00 and shall bear interest on so much of the principal sum as shall be advanced pursuant to the terms of this Agreement and the Related Documents. The Loan shall bear interest on each Advance from the date of the Advance in accordance with the terms of the Note. Borrower shall use the Loan Funds solely for the following specific purposes: CONSTRUCTION OF NEW BUILDING. The Loan amount shall be subject at all times to all maximum limits and conditions set forth in this Agreement or in any of the Related Documents, including without limitation, any limits relating to loan to value ratios and acquisition and Project costs.

FEES AND EXPENSES. Whether or not the Project shall be consummated, Borrower shall assume and pay upon demand all out-of-pocket expenses incurred by Lender in connection with the preparation or loan documents and the making of the Loan, including without limitation the following: (a) all closing costs, fees, and disbursements; (b) all expenses of Lender's legal counsel; and (c) all title examination fees, title insurance premiums, appraisal fees, survey costs, required fees, and filing and recording fees.

NO CONSTRUCTION PRIOR TO RECORDING OF SECURITY DOCUMENT. Borrower will not permit any work or materials to be furnished in connection with the Project until (a) Borrower has signed the Related Documents; (b) Lender's mortgage or deed of trust and other Security Interests in the Property have been duly recorded and perfected; and (c) Lender has been provided evidence, satisfactory to Lender, that Borrower has obtained all insurance required under this Agreement or any Related Agreement and that Lender's liens on the Property and Improvements are valid perfected first liens, subject only to such exceptions, if any, acceptable to Lender.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

     ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of California and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

     FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     TITLE TO PROPERTY. Borrower has, or on the date of first disbursement of Loan proceeds will have, good and marketable title to the Property free and clear of all defects, liens, and encumbrances, excepting only liens for taxes, assessments, or governmental charges or levies not yet delinquent or payable without penalty or interest, and such liens and encumbrances as may be approved in writing by the Lender.

     HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters.
     (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

     PROJECT COSTS. The Project costs are true and accurate estimates of the costs necessary to complete the Improvements in a good and workmanlike manner according to the Plans and Specifications presented by Borrower to Lender, and Borrower shall take all steps necessary to prevent the actual cost of the Improvements from exceeding the Project costs.

     UTILITY SERVICES. All utility services appropriate to the use of the Project after completion of construction are available at the boundaries of the Property.

     ACCESS. The Property is contiguous to publicly dedicated streets, roads, or highways providing access to the Property.

     ASSESSMENT OF PROPERTY. The Property is and will continue to be assessed and taxed as an independent parcel by all governmental authorities.

     COMPLIANCE WITH GOVERNING AUTHORITIES. Borrower has examined and is familiar with all the easements, covenants, conditions, restrictions, reservations, building laws, regulations, zoning ordinances, and federal, state, and local requirements affecting the Project. The Project will at all times and in all respects conform to and comply with the requirements of such easements, covenants, conditions, restrictions, reservations, building laws, regulations, zoning ordinances, and federal, state, and local requirements.

     LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     BINDING EFFECT. This Agreement, the Note and all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

     SURVIVAL OF REPRESENTATION AND WARRANTIES. Borrower understands and agrees that Lender is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Loan and Note shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the Initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement.

     SPECIAL CONDITIONS TO INITIAL ADVANCE. DEED OF TRUST TO BE RECORDED IN FIRST POSITION.

     APPROVAL OF CONTRACTORS, SUBCONTRACTORS, AND MATERIALMEN. Lender shall have approved a list of all contractors employed in connection with the construction of the Improvements, showing the name, address, and telephone number of each contractor, a general description of the nature of the work to be done, the labor and materials to be supplied, the names of materialmen, if known, and the approximate dollar value of the labor, work, or materials with respect to each contractor or materialman. Lender shall have the right to communicate with any person to verify the facts disclosed by the list or by any application for any Advance, or for any other purpose.

04-13-2000                CONSTRUCTION LOAN AGREEMENT                     PAGE 3
LOAN NO 0400706081                (CONTINUED)
================================================================================

    necessary for the construction and use of the Project.

    ARCHITECTURE AND CONSTRUCTION CONTRACTS. Borrower shall have furnished in form and substance satisfactory to Lender an executed copy of the Architecture Contract and an executed copy of the Construction Contract.

    SUPPORT DOCUMENTS. Borrower shall provide to Lender in form satisfactory to Lender the following support documents for the Loan: COMPLETION GUARANTY.

    BUDGET AND SCHEDULE OF ESTIMATED ADVANCES. Lender shall have approved detailed budget and cash flow projections of total Project costs and a schedule of the estimated amount and time of disbursements of each Advances.

    BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of the Loan documents, and the consummation of the Project, and such other authorizations and other documents as Lender in its sole discretion may require.

    BOND. If requested by Lender, Borrower shall have furnished a performance and payment bond in an amount equal to 100% of the amount of the Construction Contract, as well as a materialmen's and mechanics' payment bond, with such riders and supplements as Lender may require each in form and substance satisfactory to Lender, naming the General Contractor as principal and Lender as an additional obligee. Any required bonds and the contracts which they cover must be duly recorded or filed in accordance with California Civil Code Section 3235, if required by Lender.

    APPRAISAL. If required by Lender, an appraisal shall be prepared for the Property, at Borrower's expense, which in form and substance shall be satisfactory to Lender, in its sole discretion, including applicable regulatory requirements.

    PLANS AND SPECIFICATIONS. If requested by Lender, Borrower shall have assigned to Lender on Lender's forms the Plans and Specifications for the Project.

    ENVIRONMENTAL REPORT. If requested by Lender, Borrower shall have furnished to Lender, at Borrower's expense, an environmental report and certificate on the Property in form and substance satisfactory to Lender, prepared by an engineer or other expert satisfactory to Lender stating that the Property complies with all applicable provisions and requirements of the "Hazardous Substances" paragraph set forth below.

    SOIL REPORT. If requested by Lender, Borrower shall have furnished to Lender, at Borrower's expenses, a soil report for the Property in form and substance satisfactory to Lender, prepared by a registered engineer satisfactory to Lender stating that the Property is free from soil or other geological conditions that would preclude its use or development as contemplated without extra expense for precautionary, corrective or remedial measures.

    SURVEY. If requested by Lender, Borrower shall have furnished to Lender a survey of recent date, prepared and certified by a qualified surveyor and providing that the improvements, if constructed in accordance with the Plans and Specifications, shall lie wholly within the boundaries of the Property without encroachment or violation of any zoning ordinances, building codes or regulations, or setback requirements, together with such other information as Lender in its sole discretion may require.

    ZONING. Borrower shall have furnished evidence satisfactory to Lender that the Property is duly and validly zoned for the construction, maintenance, and operation of the Project.

    TITLE INSURANCE. Borrower shall have provided to Lender an ALTA Lender's extended coverage policy of the title insurance with such endorsements as Lender may require, issued by a title insurance company acceptable to Lender and in a form, amount, and content satisfactory to Lender, insuring or agreeing to insure that Lender's Mortgage or Deed of Trust on the Property is or will be upon recordation a valid first lien on the Property free and clear of all defects, liens, encumbrances, and exceptions except those as specifically accepted by Lender in writing. If requested by Lender, Borrower shall provide to Lender, at Borrower's expense, a foundation endorsement (CLTA 102.5 or its equivalent) to the title policy upon the completion of each foundation for the improvements, showing no encroachments, and upon completion of the improvements (CLTA 101 series, as required by Lender). Specifically, Borrower shall provide to Lender the following title insurance endorsements: LP10 POLICY WITH A 102.5 ENDORSEMENT.

    INSURANCE. Unless waived by Lender in writing, Borrower shall have delivered to Lender the following insurance policies or evidence thereof:
    (a) an all risks course of construction insurance policy (builder's risk), with extended coverage covering the improvements issued in an amount and by a company acceptable to Lender, containing a loss payable or other endorsement satisfactory to Lender insuring Lender as mortgagee, together with such other endorsements as may be required by Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender; (b) owners and General Contractor general liability insurance, public liability and workmen's compensation insurance; (c) flood insurance if required by Lender or applicable law; and (d) all other insurance required by this Agreement or by the Related Documents.

    WORKERS' COMPENSATION COVERAGE. Provide to Lender proof of the General Contractors' compliance with all applicable workers' compensation laws and regulations with regard to all work performed on the Project.

    PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all expenses specified in this Agreement as are then due and payable.

    SATISFACTORY CONSTRUCTION. All work usually done at the stage of construction for which disbursement is requested shall have been done in a good and workmanlike manner and all materials and fixtures usually furnished and installed at that stage of construction shall have been furnished and installed, all in compliance with the Plans and Specifications. Borrower shall also have furnished to Lender such proofs as Lender may require to establish the progress of the work, compliance with applicable laws, freedom of the Property from liens, and the basis for the requested disbursement.

    CERTIFICATION. Borrower shall have furnished to Lender a certification by an engineer, architect, or other qualified inspector acceptable to Lender that the construction of the improvements has complied and will continue to comply with all applicable statutes, ordinances, codes, regulations, and similar requirements.

    LIEN WAIVERS. Borrower shall have obtained and attached to each application for an Advance, including the Advance to cover final payment to the General Contractor, executed acknowledgments of payments of all sums due and releases of mechanic's and materialmen's liens, satisfactory to Lender, from any party having lien rights, which acknowledgments of payment and releases of liens shall cover all work, labor, equipment, materials done, supplied, performed, or furnished prior to such application for an Advance.

    LACK OF DEFAULT. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement.

DISBURSEMENT OF LOAN PROCEEDS. The following provisions relate to the disbursement of funds from the Loan Fund.

    APPLICATION FOR ADVANCES. Each application shall be stated on a standard
    AIA payment request form or other form approved by Lender, executed by Borrower, and supported by such evidence as Lender shall reasonably require. Borrower shall apply only for disbursement with respect to work actually done by the General Contractor and for materials and equipment actually incorporated into the Project. Each application for an Advance shall be deemed a certification of Borrower that as of the date of such application, all representations and warranties contained in the Agreement are true and correct, and that Borrower is in compliance with all of the provisions of this Agreement.

    LOAN TO VALUE. Unless waived by Lender in writing, the ratio of the amount of the Loan to the Value of the Property as completed shall not exceed 80.000%. The term "Value" as used herein shall be defined by Lender in its sole discretion unless agreed to the contrary by Lender in writing.

    PAYMENTS. At the sole option of Lender, Advances may be paid in the joint names of Borrower and the General Contractor, subcontractor(s), or supplier(s) in payment of sums due under the Construction Contract. At its sole option, Lender may directly pay the General Contractor and any subcontractors or other parties the sums due under the Construction Contract. Borrower appoints Lender as its attorney-in-fact to make such payments. This power shall be deemed to be coupled with all interest, shall be irrevocable, and shall survive an Event of Default under this Agreement.

    PROJECTED COST OVERRUNS. If Lender at any time determines in its sole discretion that the amount in the Loan Fund is insufficient, or will be insufficient, to complete fully and to pay for the Project, then within ten
    (10) days after receipt of a written request from Lender, Borrower shall deposit in the Loan Fund an amount equal to the deficiency as determined by Lender. The judgment and determination of Lender under this section shall be final and conclusive. Any such amounts deposited by Borrower shall be disbursed prior to any Loan proceeds.

    FINAL PAYMENT TO GENERAL CONTRACTOR Upon completion of the Project and fulfillment of the Construction Contract to the satisfaction of Lender and provided sufficient Loan Funds are available, Lender shall make an Advance to cover the final payment due to the General Contractor upon delivery to Lender of endorsements to the ALTA title insurance policy following the posting of the completion notice, as provided under applicable law. Construction shall not be deemed complete for purposes of final disbursement unless and until Lender shall have received all of the following:

        (a) Evidence satisfactory to Lender that all work under the Construction Contract requiring inspection by any governmental authority with jurisdiction has been duly inspected and approved by such authority, that a certificate of occupancy has been issued, and that all parties performing work have been paid, or will be paid, for such work;

04-13-2000                CONSTRUCTION LOAN AGREEMENT                    PAGE 4
LOAN NO 0400706081                (CONTINUED)
===============================================================================

      (b) A certification by an engineer, architect, or other qualified inspector acceptable to Lender that the improvements have been completed substantially in accordance with the Plans and Specifications and the Construction Contract, that direct connection has been made to all utilities set forth in the Plans and Specifications, and that the Project is ready for occupancy; and

      (c) Acceptance of the completed improvements by Lender and Borrower.

   CONSTRUCTION DEFAULT. If Borrower fails in any respect to comply with the provisions of this Agreement or if construction ceases before completion regardless of the reason, Lender, at its option, may refuse to make further Advances, may accelerate the indebtedness under the terms of the Note, and without thereby impairing any of its rights, powers, or privileges, may enter into possession of the construction site and perform or cause to be performed any and all work and labor necessary to complete the improvements, substantially in accordance with the Plans and Specifications.

   DAMAGE OR DESTRUCTION. If any of the Property or Improvements is damaged or destroyed by casualty of any nature, within sixty (60) days thereafter Borrower shall restore the Property and Improvements to the condition in which they were before such damage or destruction with funds other than those in the Loan Fund. Lender shall not be obligated to make disbursements under this Agreement until such restoration has been accomplished.

   RIGHT TO ADVANCE FUNDS. When any event occurs that Lender determines may endanger completion of the Project or the fulfillment of any condition or covenant in this Agreement, Lender may require Borrower to furnish, with ten
   (10) days after delivery of a written request, adequate security to eliminate, reduce, or indemnify Lender against, such danger. In addition, upon such occurrence, Lender in its sole discretion may advance funds or agree to undertake to advance funds to any party to eliminate, reduce, or indemnify Lender against, such danger or to complete the Project. All sums paid by Lender pursuant to such agreements or undertakings shall be for Borrower's account and shall be without prejudice to Borrower's rights, if any, to receive such funds from the party to whom paid. All sums expended by Lender in the exercise of its option to complete the Project or protect Lender's interests shall be payable to Lender on demand together with interest from the date of the Advance at the rate applicable to the Loan. In addition, any Advance of funds under this Agreement, including without limitation direct disbursements to the General Contractor or other parties in payment of sums due under the Construction Contract, shall be deemed to have been expended by or on behalf of Borrower and to have been secured by Lender's Mortgage or Deed of Trust, if any, on the Property.

LIMITATION OF RESPONSIBILITY. The making of any Advance by Lender shall not constitute or be interpreted as either (a) an approval or acceptance by Lender of the work done through the date of the Advance, or (b) a representation or indemnity by Lender to any party against any deficiency or defect in the work or against any breach of any contract. Inspections and approvals of the Plans and Specifications, the Improvements, the workmanship and materials used in the Improvements, and exercise of any other right of inspection, approval, or inquiry granted to Lender in this Agreement are acknowledged to be solely for the protection of Lender's interests, and under no circumstances shall they be construed to impose any responsibility or liability of any nature whatsoever on Lender to any party. Neither Borrower nor any contractor, subcontractor, materialman, laborer, or any other person shall rely, or have any right to rely, upon Lender's determination of the appropriateness of any Advance. No disbursement or approval by Lender shall constitute a representation by Lender as to the nature of the Project, its construction, or its intended use for Borrower or for any other person, nor shall it constitute an indemnity by Lender to Borrower or to any other person against any deficiency or defects in the Project or against any breach of any contract.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

   LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

   FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

   FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

   ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

   COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

   CONSTRUCTION OF THE PROJECT. Commence construction of the Project no later than April 15, 2000, and cause the improvements to be constructed and equipped in a diligent and orderly manner and in strict accordance with the Plans and Specifications approved by Lender, the Construction Contract, and all applicable laws, ordinances, codes, regulations, and rights of adjoining or concurrent property owners. Borrower agrees to complete the Project for purposes of final payment to the General Contractor on or before October 10, 2000, regardless of the reason for any delay.

   LOAN PROCEEDS. Use the Loan Funds solely for payment of bills and expenses directly related to the Project.

   DEFECTS. Upon demand of Lender, promptly correct any defect in the improvements or any departure from the Plans and Specifications not approved by Lender before further work shall be done upon the portion of the improvements affected.

   PROJECT CLAIMS AND LITIGATION. Promptly inform Lender of (a) all material adverse changes in the financial condition of the General Contractor; (b) any litigation and claims, actual or threatened, affecting the Project or the General Contractor, which could materially affect the successful completion of the Project or the ability of the General Contractor to complete the Project as agreed; and (c) any condition or event which constitutes a breach or default under any of the Related Documents or any contract related to the Project.

   PAYMENT OF CLAIMS AND REMOVAL OF LIENS. (a) Cause all claims for labor done and materials and services furnished in connection with the Improvements to be fully paid and discharged in a timely manner, (b) diligently file or procure the filing of a valid notice of completion of the Improvements, or such comparable document as may be permitted under applicable lien laws, (c) diligently file or procure the filing of a notice of cessation, or such comparable document as may be permitted under applicable lien laws, upon the happening of cessation of labor on the Improvements for a continuous period of thirty (30) days or more, and (d) take all reasonable steps necessary to remove all claims of liens against the Property, the Improvements or any part of the Property or Improvements, or any rights or interests appurtenant to the Property or Improvements. Upon Lender's request, Borrower shall make such demands or claims upon or against laborers, materialmen, subcontractors, or other persons who have furnished or claim to have furnished labor, services, or materials in connection with the Improvements, which demands or claims shall under the laws of the State of California require diligent assertions of lien claims upon penalty of loss or waiver thereof. Borrower shall, within ten (10) days after the filing of any claim of lien that is disputed or contested by Borrower, record or cause the General Contractor for the construction of the Improvements to record in the Office of the BUTTE County Recorder, a surety bond pursuant to California law sufficient to release the claim of lien and, within five (5) days of Lender's demand, make suitable provision by deposit of funds with Lender in an amount satisfactory to Lender or by bond satisfactory to Lender for the possibility that the contest will be unsuccessful. If Borrower fails to remove any lien on the Property or Improvements or provide a bond or deposit pursuant to this provision, Lender may pay such lien, or may contest the validity of the lien, and Borrower shall pay all costs and expenses of such contest, including Lender's reasonable attorney's fees.

   TAXES AND CLAIMS. Pay and discharge when due all of Borrower's indebtedness, obligations, and claims that, if unpaid, might become a lien or charge upon the Property or improvements; provided, however, that Borrower shall not be required to pay and discharge any such indebtedness, obligation, or claim so long as (a) its legality shall be contested in good faith by appropriate proceedings, (b) the indebtedness, obligation, or claim does not become a lien or charge upon the Property or Improvements, and (c) Borrower shall have established on its books adequate reserves with respect to the amount contested in accordance with generally accepted accounting practices. If the indebtedness, obligation, or claim does become a lien or charge upon the Property or Improvements, Borrower shall remove the lien or charge as provided in the preceding paragraph.

   PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in all other instruments and agreements between Borrower and Lender, and in all other loan agreements now or hereafter existing between Borrower and any other party. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

   ADDITIONAL ASSURANCES. Make, execute, and deliver to Lender such Security Agreements, instruments, documents, and other agreements reasonably necessary to document and secure the Loan and to perfect Lender's Security Interests in the Property and Improvements.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

04-13-2000                CONSTRUCTION LOAN AGREEMENT                    Page 5
LOAN NO 0400706081                (CONTINUED)
===============================================================================

     INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

     CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

     LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

     MODIFICATION OF CONTRACT. Make or permit to be made any modification of the Construction Contract.

     LIENS. Create or allow to be created any lien or charge upon the Property or the Improvements.

GENERAL PROJECT PROVISIONS. The following provisions relate to the construction and completion of the Project:

     CHANGE ORDERS. All requests for changes in the Plans and Specifications, other than minor changes involving no extra cost, must be in writing, signed by Borrower and the architect, and delivered to Lender for its approval. Borrower will not permit the performance of any work pursuant to any change order or modification of the Construction Contract or any subcontract without the written approval of Lender. Borrower will obtain any required permits or authorizations from governmental authorities having jurisdiction before approving or requesting a new change order.

     PURCHASE OF MATERIALS; CONDITIONAL SALES CONTRACTS. No materials, equipment, fixtures, or articles of personal property placed in or incorporated into the Project shall be purchased or installed under any Security Agreement or other agreement whereby the seller reserves or purports to reserve title or the right of removal or repossession, or the right to consider such items as personal property after their incorporation into the Project, unless otherwise authorized by Lender in writing.

     LENDER'S RIGHT OF ENTRY AND INSPECTION. Lender and its agents shall have at all times the right of entry and fee access to the Property and the right to inspect all work done, labor performed, and materials furnished with respect to the Project. Lender shall have unrestricted access to and the right to copy all records, accounting books, contracts, subcontracts, bills, statements, vouchers, and supporting documents of Borrower relating in any way to the Project.

     LENDER'S RIGHT TO STOP WORK. If Lender in good faith determines that any work or materials do not conform to the approved Plans and Specifications or sound building practices, or otherwise depart from any of the requirements of this Agreement, Lender may require the work to be stopped and withhold disbursements until the matter is corrected. In such event, Borrower will promptly correct the work to Lender's satisfaction. No such action by Lender will affect Borrower's obligation to complete the Improvements on or before the Completion Date. Lender is under no duty to supervise or inspect the construction or examine any books and records. Any inspection or examination by Lender is for the sole purpose of protecting Lender's security and preserving Lender's rights under this Agreement. No default of Borrower will be waived by any inspection by Lender. In no event will any inspection by Lender be a representation that there has been or will be compliance with the Plans and Specifications or that the construction is free from defective materials or workmanship.

     INDEMNITY. Borrower shall indemnify and hold harmless from any and all claims asserted against Lender or the Property by any person, entity, or governmental body, or arising out of or in connection with the Property, Improvements, or Project. Lender shall be entitled to appear in any action or proceeding to defend itself against such claims, and all costs incurred by Lender in connection with such defense, including attorneys' fees, shall be paid by Borrower to Lender. Lender shall, in its sole discretion, be entitled to settle or compromise any asserted claims against it, and such settlement shall be binding upon Borrower for purposes of this indemnification. All amounts paid by Lender under this paragraph shall be secured by Lender's Mortgage or Deed of Trust, if any, on the Property, shall be deemed an additional principal Advance under the Loan, payable upon demand, and shall bear interest at the rate applicable to the Loan.

     PUBLICITY. Lender may display a sign at the construction site informing the public that Lender is the construction lender for the Project. Lender may obtain other publicity in connection with the Project through press releases and participation in ground-breaking and opening ceremonies and similar events.

     ACTIONS. Lender shall have the right to commence, appear in, or defend any action or proceeding purporting to affect the rights, duties, or liabilities of the parties in this Agreement, or the disbursement of funds from the Loan Fund. In connection with this right, Lender may incur and pay reasonable costs and expenses, including, but not limited to, attorneys' fees, for both trial and appellate proceedings. Borrower covenants to pay to Lender on demand all such expenses, together with interest from the date Lender incurs the expense at the rate specified in the Note, and Lender is authorized to disburse funds from the Loan Fund for such purposes.

CONSTRUCTION LOAN COMMITMENT. Lender has issued a construction loan commitment letter for the Loan to Borrower.

     RELATIONSHIP TO THIS AGREEMENT. The terms and provisions of this Agreement, the Note and the Related Documents supersede any inconsistent terms and conditions of Lender's construction loan commitment letter to Borrower, provided that all obligations of Borrower under the commitment to pay any fees to Lender or any costs and expenses relating to the Loan or the commitment shall survive the execution and delivery of this Agreement, the Note and the Related Documents. Any failure of Borrower to perform any such obligation shall constitute a default under this Agreement.

     PERMANENT LOAN REQUIREMENTS. THE CONSTRUCTION NEEDS TO BE COMPLETED WITH ALL APPROVALS AND FINAL INSPECTIONS SIGNED OFF BY THE GOVERNING AUTHORITIES INCLUDING A CERTIFICATE OF OCCUPANCY.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT OF INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

     OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding, and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and furnishes reserves or a surety bond for the creditor or forfeiture proceeding satisfactory to Lender.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     RIGHT TO CURE. If any default, other than a Default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be

04-13-2000                CONSTRUCTION LOAN AGREEMENT                     PAGE 6
LOAN NO 0400706081                (CONTINUED)
================================================================================
     sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

     BREACH OF CONSTRUCTION CONTRACT. The improvements are not constructed in accordance with the Plans and Specifications or in accordance with the terms of the Construction Contract.

     CESSATION OF CONSTRUCTION. Prior to the completion of construction of the Improvements and equipping of the Project, the construction of the Improvements or the equipping of the Project is abandoned or work thereon ceases for a period of more than ten (10) days for any reason, or the Improvements are not completed for purposes of final payment to the General Contractor prior to October 10, 2000, regardless of the reason for the delay.

     TRANSFER OF PROPERTY. Sale, transfer, hypothecation, assignment, or conveyance of the Property or the Improvements or any portion thereof or interest therein by Borrower or any Grantor without Lender's prior written consent.

     CONDEMNATION. All or any material portion of the Property is condemned, seized, or appropriated without compensation, and Borrower does not within thirty (30) days after such condemnation, seizure, or appropriation, initiate and diligently prosecute appropriate action to contest in good faith the validity of such condemnation, seizure, or appropriation.

EFFECT OF AN EVENT OF DEFAULT; REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, Lender may, at its option, but without any obligation to do so, and in addition to any other right Lender may have, do any one or more of the following without notice to Borrower: (a) Cancel this Agreement; (b) Institute appropriate proceedings to enforce the performance of this Agreement; (c) Withhold further disbursement of Loan Fund; (d) Expend funds necessary to remedy the default; (e) Take possession of the Property and continue construction of the Project; (f) Accelerate maturity of the Note and/or Indebtedness and demand payment of all sums due under the Note and/or Indebtedness; (g) Bring an action on the Note and/or Indebtedness; (h) Foreclose Lender's Mortgage or Deed of Trust, if any, on the Property in any manner available under law; and (i) Exercise any other right or remedy which it has under the Notes or Related Documents, or which is otherwise available at law or in equity or by statute.

COMPLETION OF IMPROVEMENTS BY LENDER. If Lender takes possession of the Property, it may take any and all action necessary in its judgment to complete construction of the Improvements, including but not limited to making changes in the Plans and Specifications, work, or materials and entering into, modifying or terminating any contractual arrangements, subject to Lender's right at any time to discontinue any work without liability. If Lender elects to complete the Improvements, it will not assume any liability to Borrower or to any other person for completing the Improvements or for the manner or quality of construction of the Improvements, and Borrower expressly waives any such liability. Borrower irrevocably appoints Lender as its attorney-in-fact, with full power of substitution, to complete the Improvements, at Lender's option, either in Borrower's name or in its own name. In any event, all sums expended by Lender in completing the construction of the Improvements will be considered to have been disbursed to Borrower and will be secured by the collateral for the Loan. Any such sums that cause the principal amount of the Loan to exceed the face amount of the Note will be considered to be an additional Loan to Borrower, bearing interest at the Note rate and being secured by the collateral. For these purposes, Borrower assigns to Lender all of its right, title and interest in and to the Project Documents; however Lender will not have any obligation under the Project Documents unless Lender expressly hereafter agrees to assume such obligations in writing. Lender will have the right to exercise any rights of Borrower under the Project Documents upon the occurrence of an Event of Default. All rights, powers, and remedies of Lender under this Agreement are cumulative and alternative, and are in addition to all rights which Lender may have under applicable law.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AGENCY. Nothing in this Agreement shall be construed to constitute the creation of a partnership or joint venture between Lender and Borrower or any contractor. Lender is not an agent or representative of Borrower. This Agreement does not create a contractual relationship with and shall not be construed to benefit or bind Lender in any way with or create any contractual duties by Lender to any contractor, subcontractor, materialman, laborer, or any other person.

     AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF BUTTE COUNTY, THE STATE OF CALIFORNIA. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     AUTHORITY TO FILE NOTICES. Borrower appoints and designates Lender as its attorney-in-fact to file for record any notice than Lender deems necessary to protect its interest under this Agreement. This power shall be deemed coupled with an interest and shall be irrevocable while any sum or performance remains due and owing under any of the Related Documents.

     CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interest. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

     ENTIRE AGREEMENT. This Agreement and the Related documents constitute all of the agreements between the parties relating to the Project and supersede all other prior or concurrent oral or written agreements or understandings relating to the Project.

     NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if these is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

     SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

04-13-2000                CONSTRUCTION LOAN AGREEMENT                     PAGE 7
LOAN NO 0400706081                (CONTINUED)
================================================================================

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

ADDITIONAL PROVISIONS. 1) INITIAL LOAN TERM IS SIX MONTHS AT WHICH TIME, ASSUMING CONSTRUCTION IS COMPLETED, THE LOAN WILL BE AMORTIZED OVER THE REMAINING 29.5 YEARS OF THE COMMITMENT. 2) THE INTEREST RATE WILL BE 9.05% FOR THE FIRST FIVE YEARS. THE INTEREST RATE WILL BE RESET FOR SUBSEQUENT FIVE YEAR PERIODS AT THE WEST COAST PRIME LENDING RATE PLUS .05%. 3) THE INITIAL ADVANCE RATE WILL BE 75% OF THE LOAN AMOUNT UNTIL THE APPRAISAL IS COMPLETED. AT THAT TIME THE ADVANCE RATE WILL BE A MAXIMUM OF 80% OF THE APPRAISED VALUE OF THE PROPERTY.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS CONSTRUCTION LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF APRIL 13, 2000.

BORROWER:

FAFCO, INC.

By:_______________________________
   FREEMAN A. FORD, President

LENDER:

BUTTE COMMUNITY BANK

By:_______________________________
   Authorized Officer


================================================================================

                     GUARANTY OF COMPLETION AND PERFORMANCE

   Principal      Loan Date      Maturity       Loan No        Call     Collateral     Account        Officer        Initials
$3,400,000.00    04-13-2000     10-10-2000     0400706081       016        1111         120144           019

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  FAFCO, INC.                  LENDER:  BUTTE COMMUNITY BANK
           2690 MIDDLEFIELD ROAD                 CHICO OFFICE
           REDWOOD CITY, CA 94063                2041 FOREST AVE
                                                 CHICO, CA 95928

GUARANTOR: CENTRAL DEVELOPMENT, INC.

================================================================================

THIS GUARANTY OF COMPLETION AND PERFORMANCE ("Guaranty") is made as of April 13, 2000, by CENTRAL DEVELOPMENT, INC. ("Guarantor") to and for the benefit of BUTTE COMMUNITY BANK ("Lender").

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

     BORROWER. The word "Borrower" means each and every person or entity signing the Note, including without limitation FAFCO, INC.

     CONSTRUCTION LOAN AGREEMENT. The words "Construction Loan Agreement" mean the loan agreement for the construction of the Project dated April 13, 2000, between Borrower and Lender, together with all exhibits and schedules attached to the Construction Loan Agreement from time to time.

     GUARANTOR. The word "Guarantor" means each and every person or entity signing this Guaranty, including without CENTRAL DEVELOPMENT, INC.

     GUARANTY. The word "Guaranty" means this Guaranty of Completion and Performance from Guarantor to Lender dated April 13, 2000.

     IMPROVEMENTS. The word "Improvements" means and includes without limitation all existing and future buildings, structures, facilities, fixtures, additions, and similar construction on the Property.

     LENDER. The word "Lender" means BUTTE COMMUNITY BANK, its successors and assigns.

     LOAN. The word "Loan" means the loan made to Borrower under the Construction Loan Agreement and the Loan Documents as described below.

     LOAN DOCUMENTS. The words "Loan Documents" mean the Note, the Construction Loan Agreement, and all other notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and other documents, whether now or hereafter existing, executed in connection with the Loan.

     NOTE. The word "Note" means the promissory note or credit agreement dated April 13, 2000, in the original principal amount of $3,400,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

     PLANS AND SPECIFICATIONS. The words "Plans and Specifications" mean the plans and specifications for the Project which have been approved and initialed by Lender, together with such changes and additions as may be approved by Lender in writing.

     PROJECT. The word "Project" means the construction, renovation, or other work on the Improvements on the Real Property as set forth in the Plans and Specifications. The Project includes the following work:

          CONSTRUCT A 50,000 SQUARE FOOT COMMERCIAL BUILDING

     REAL PROPERTY. The words "Real Property" mean the real property located in BUTTE County, State of California, and legally described as:

          SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

     The Real Property or its address is commonly known as 435 OTTERSON DRIVE, CHICO, CA 95928. The property tax identification number for the Real Property is 039-060-108.

THE LOAN. Borrower proposes to borrow from Lender the principal amount of Three Million Four Hundred Thousand & 00/100 Dollars ($3,400,000.00) pursuant to the terms and conditions of the Construction Loan Agreement. As a condition and inducement to making the Loan, Borrower has requested that Guarantor duly execute and deliver this Guaranty guaranteeing the lien-free completion of the construction of the Project and the performance of other covenants, which are all considered by Lender to be material regarding Lender's decision to make the Loan.

GUARANTY. Guarantor hereby unconditionally and absolutely warrants and guarantees to Lender that: (a) construction of the Project shall be commenced and shall be substantially completed within the time limits set forth in the Construction Loan Agreement; (b) the Project shall be constructed and completed in accordance with the Loan Documents and the Plans and Specifications, without substantial deviation therefrom unless approved by Lender in writing; (c) except for Lender's security agreements, the Project will be constructed and completed free and clear of all liens and encumbrances, including without limitation all mechanics' liens, materialmen's liens, and equitable liens; and (d) all costs of constructing the Project will be paid when due, and no stop notices shall be served on Lender.

OBLIGATIONS OF GUARANTOR UPON EVENT OF DEFAULT. Should an Event of Default (as defined in the Construction Loan Agreement) occur or if the Project shall not be constructed and completed as provided above, Guarantor shall: (a) diligently proceed to cure such default and procure completion of the Project at Guarantor's sole cost and expense; (b) fully pay and discharge all claims for labor performed and material and services furnished in connection with the construction of the Project; and (c) pay such amounts as may be necessary to release and discharge all claims of stop notices, mechanics' liens, materialmen's liens, and equitable liens, if any, that may come into existence in connection with the construction of the Project.

NATURE OF GUARANTY. This Guaranty is an original and independent obligation of Guarantor, separate and distinct from Borrower's obligations to Lender under the Loan Documents. The obligations of Guarantor to Lender under this Guaranty are direct and primary, regardless of the validity or enforceability of the Loan Documents. This Guaranty is for the benefit of Lender, and is not for the benefit of any third party. This Guaranty shall continue until (a) the Project has been completed, free and clear of all liens and encumbrances as provided above, and (b) all obligations of Guarantor to Lender hereunder have been performed in full.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) to make or approve changes to the Plans and Specifications; (b) to make modifications to the Construction Loan Agreement and the other Loan Documents; (c) to make one or more additional secured or unsecured loans to Borrower; (d) to repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Loan or any part of the Loan, including increases and decreases of the rate of interest on the Loan; extensions may be repeated and may be for longer than the original loan term; (e) to take and hold security for the payment of the Loan or this Guaranty, and exchange, enforce, waive, and release any such security, with or without the substitution of new collateral; (f) to release, substitute, agree not to use, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (g) to determine how, when, and what application of payments and credits shall be made on the Loan; (h) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (i) to sell, transfer, assign, or grant participations in all or any part of the Loan; and (j) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that: (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender to induce Lender to disburse the Loan to Borrower pursuant to the terms of the Loan Documents and that Lender would not make and disburse the Loan to Borrower pursuant to the Loan Documents were it not for the execution and delivery of this Guaranty; (c) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (d) neither the execution nor the delivery of this Guaranty nor compliance with the terms hereof will conflict with or result in the breach of any law or statute, will constitute a breach or default under any agreement or instrument to which Guarantor may be a party, or will result in the creation or imposition of any charge or lien upon any property or assets of Guarantor;
(e) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (f) the most recent financial statements of Guarantor heretofore delivered to Lender are true and correct in all material respects and fairly present the financial condition of Guarantor as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the most recent financial statements; and (g) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding

04-13-2000            GUARANTY OF COMPLETION AND PERFORMANCE              PAGE 2
LOAN NO 0400706081                 (CONTINUED)
================================================================================

obligations to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (b) proceed against any person, including Borrower, before proceeding against Guarantor; (c) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Guarantor; (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, the collateral, or any other guarantor or surety, or about any action or nonaction of Lender; or (g) pursue any remedy or course of action in Lender's power whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower, any other guarantor or surety or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Guarantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety, or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any action under this Guaranty or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate.

Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the California Code of Civil Procedure, or otherwise.

This waiver includes, without limitation, any loss of rights Guarantor may suffer by reason of any rights or protections of Borrower in connection with any anti-deficiency laws, or other laws limiting or discharging the Indebtedness or Borrower's obligations (including, without limitation, Section 726, 580a, 580b, and 580d of the California Code of Civil Procedure). Guarantor waives all rights and protections of any kind which Guarantor may have for any reason, which would affect or limit the amount of any recovery by Lender from Guarantor following a nonjudicial sale or judicial foreclosure of any real or personal property security for the Indebtedness including, but not limited to, the right to any fair market value hearing pursuant to California Code of Civil Procedure Section 580a.

Guarantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Guarantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Lender.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

RIGHTS AND REMEDIES. If Guarantor shall fail to perform promptly as provided in this Guaranty, Lender shall have the following rights and remedies:

     PERFORM WORK. Lender, at its option, but without any obligation to do so, may proceed to perform on behalf of Guarantor any and all work on the Project and to pay any costs incurred in connection with the work. Guarantor, upon Lender's demand, shall promptly pay to Lender all such sums expended together with interest thereon at the interest rate set forth in the Note.

     CURE DEFAULTS. Lender, at its option, but without any obligation to do so, may cure any defaults, including without limitation, paying any unpaid bills and liens, including without limitation those for construction, labor, and materials. Guarantor, upon Lender's demand, shall promptly pay to Lender all such sums expended together with interest thereon at the interest rate set forth in the Note.

     SPECIFIC PERFORMANCE. From time to time and without first requiring performance on the part of Borrower and without being required to exhaust any security held by Lender for the Loan, to require Guarantor specifically to perform its obligations under this Guaranty, by action at law or in equity or both, and further to collect in any such action compensation for all loss, cost, damage, injury and expense sustained or incurred by Lender as a direct or indirect consequence of such breach with interest thereon at the interest rate set forth in the Note.

     OTHER RIGHTS AND REMEDIES. In addition, Lender shall have and may exercise any or all of the rights and remedies it may have available at law, in equity, or otherwise.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Loan Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Loan Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Loan Indebtedness. Any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and, if Lender so requests, shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve, and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     AMENDMENTS. This Guaranty constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of BUTTE County, State of California. This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

     ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered, or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

     INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Loan Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or

04-13-2000           GUARANTY OF COMPLETION AND PERFORMANCE               PAGE 3
LOAN NO 0400706081                (CONTINUED)

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    any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED APRIL 13, 2000.

GUARANTOR: CENTRAL DEVELOPMENT, INC.

X_____________________________________
  Guarantor's Signature

LENDER:

X_____________________________________
  Authorized Signer

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